                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                                M/A/R/C  Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                               THE M/A/R/C GROUP
                           7850 NORTH BELT LINE ROAD
                              IRVING, TEXAS 75063

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 20, 1995

To the Shareholders of
  The M/A/R/C Group:

     NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders (the "Annual Meeting") of The M/A/R/C Group, a Texas corporation ("M/A/R/C"), will be held at M/A/R/C's principal offices, 7850 North Belt Line Road, Irving, Texas 75063, on Thursday, April 20, 1995, at 10 a.m., Dallas time, for the following purposes:

          1. To elect three directors to hold office until the Annual Meeting of Shareholders to be held in 1998 or until their respective successors shall be elected and qualified; and

          2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only shareholders of record at the close of business on March 10, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     You are cordially invited and urged to attend the Annual Meeting. Whether or not you expect to attend in person, you are urged to promptly mark, sign, date, and mail the enclosed form of proxy so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request such return in the manner provided for revocation of proxies as set forth in the enclosed Proxy Statement.

                                            By Order of the Board of Directors


                                            /s/ HAROLD R. CURTIS
                                            HAROLD R. CURTIS
                                            Secretary

March 22, 1995
Irving, Texas

                               THE M/A/R/C GROUP
                           7850 NORTH BELT LINE ROAD
                              IRVING, TEXAS 75063

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 20, 1995

                            SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying form of proxy are being mailed to the shareholders of The M/A/R/C Group, a Texas corporation ("M/A/R/C"), on March 22, 1995, in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at M/A/R/C's 1995 Annual Meeting of Shareholders to be held Thursday, April 20, 1995, at 10 a.m., Dallas time, at M/A/R/C's principal offices, 7850 North Belt Line Road, Irving, Texas 75063, and any adjournment(s) thereof (the "Annual Meeting"), for the purposes set forth below. In addition to the solicitation of proxies by use of the mail, officers and regular employees of M/A/R/C may solicit the return of proxies by personal interview, mail, telephone, and telegraph. The officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested to forward solicitation materials to the beneficial owners of stock. The cost of preparing, printing, assembling, and mailing the accompanying Notice of Annual Meeting of Shareholders, this Proxy Statement, the accompanying proxy, any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation will be borne by M/A/R/C. In addition, M/A/R/C expects to pay fees not to exceed $15,000, plus reasonable out-of-pocket expenses, for assistance by D. F. King & Co., Inc., a professional solicitation firm, in soliciting proxies.

                                 ANNUAL REPORT

     The Annual Report to Shareholders covering the Corporation's fiscal year ended December 31, 1994 (the "Annual Report"), is included with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

                            REVOCABILITY OF PROXIES

     M/A/R/C encourages the personal attendance of the shareholders at its Annual Meeting of Shareholders, and the giving of a proxy does not preclude the right to vote in person should any shareholder giving a proxy so desire. Any shareholder giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof, either in person at the Annual Meeting or by giving written notice to M/A/R/C addressed to Mr. Harold R. Curtis, Secretary, The M/A/R/C Group, 7850 North Belt Line Road, Irving, Texas 75063. But the notice of revocation must be received at or prior to the Annual Meeting.

                            PURPOSES OF THE MEETING

     The Annual Meeting is to be held for the following purposes:

          (1) To elect three directors to hold office until the Annual Meeting of Shareholders to be held in 1998 or until their respective successors shall be elected and qualified; and

          (2) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the Annual Meeting.

                               VOTING SECURITIES

     The record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 10, 1995 (the "Record Date"). As of the Record Date, there were 2,793,442 shares of M/A/R/C's common stock, $1.00 par value per share, issued and outstanding, all of which are entitled to vote. M/A/R/C's Articles of Incorporation prohibit cumulative voting. Holders of common stock of record as of the Record Date will be entitled to one vote per share on all matters to be acted upon at the Annual Meeting, and all shares of common stock will vote as a single class on each matter.

                                     QUORUM

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, who are present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows with respect to the matter:

          (1) FOR election of the nominees for director named in this Proxy Statement; and

          (2) At the discretion of the holders of such proxies, as to the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors consists of nine members divided into three classes. As of the Record Date, there are six members serving, and there are three vacancies on the Board. Directors elected at an Annual Meeting of Shareholders serve until the third following Annual Meeting of Shareholders or until their respective successors are elected and qualified.

NOMINEES

     The terms of two directors (Cecil B. Phillips and Rolan G. Tucker) expire at the Annual Meeting. Three nominees are proposed to be elected as directors at the Annual Meeting to serve until the Annual Meeting of Shareholders to be held in 1998 or until their respective successors are elected and qualified. If any nominee becomes unavailable to serve for any reason, the persons named in the form of proxy are expected to vote for the election of another person as the Board of Directors may recommend in the nominee's stead. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of M/A/R/C's management, the nominees intend to serve the entire term for which election is sought. The nominees are:

                      NAME                            POSITION HELD WITH M/A/R/C
        ---------------------------------  -------------------------------------------------
        Cecil B. Phillips                  Director and Chairman of the Board
        Rolan G. Tucker                    Director
        Jack D. Wolf                       Executive Vice President

     See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," "INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD," "EXECUTIVE COMPENSATION," and "CERTAIN TRANSACTIONS."

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to elect each nominee for director.

     The Board of Directors recommends that shareholders vote FOR the election of the nominees.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information concerning the number of shares of common stock owned beneficially as of the Record Date by (i) each person known to M/A/R/C to own more than 5% of the outstanding common stock, (ii) each director and nominee for director of M/A/R/C, and (iii) all present directors and corporate officers of M/A/R/C as a group.

                                                                                   PERCENTAGE
                                                            AMOUNT                     OF
                   NAME AND ADDRESS                      BENEFICIALLY             COMMON STOCK
                  OF BENEFICIAL OWNER                      OWNED(1)               OUTSTANDING
    -----------------------------------------------      ------------             ------------
    M/A/R/C Inc. Employee Stock Ownership Trust             305,518(2)                10.9%
    Heartland Advisors, Inc.                                330,300                   11.8%
      790 North Milwaukee Street
      Milwaukee, Wisconsin 53202
    Investment Advisers, Inc.                               204,841(3)                 7.3%
      3700 First Bank Place
      Minneapolis, MN 55440
    Brinson Partners, Inc.                                  159,876                    5.7%
      209 South LaSalle
      Chicago, Illinois 60604-1295
    Brinson Trust Company                                   211,584                    7.6%
      209 South LaSalle
      Chicago, Illinois 60604-1295
    Cecil B. Phillips                                       268,561(2)(4)              9.6%
      7850 North Belt Line Road
      Irving, Texas 75063
    Elmer L. Taylor, Jr.                                     58,167(5)                 2.1%
      Route 1, Box 252
      Jacksboro, Texas 76458
    Sharon M. Munger                                        123,618(6)                 4.4%
      7850 North Belt Line Road
      Irving, Texas 75063
    Jack D. Wolf                                             86,370(7)                 3.1%
      7850 North Belt Line Road
      Irving, Texas 75063
    Thomas J. Tierney                                        32,691(2)                 1.2%
      2301 North Akard
      Suite 300
      Dallas, Texas 75201
    Rolan G. Tucker                                           8,970                      *
      6934 Royal Lane
      Dallas, Texas 75230
    Alvin A. Achenbaum                                        1,200(2)(8)                *
      1325 Avenue of the Americas
      New York, New York 10019
    All directors and executive officers                    690,085(9)                24.7%
      as a group (12 persons)

- ---------------

(1) Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all these shares.

(2) The Trustee of the Employee Stock Ownership Trust (the "ESOT") votes the shares held by the ESOT as directed by the beneficiaries of the ESOT and, except in certain limited circumstances, may acquire and dispose of the assets of the ESOT only as the Administrative Committee of the ESOT directs. The Administrative Committee presently consists of Cecil B. Phillips, Thomas J. Tierney, Alvin A. Achenbaum, and Rolan G. Tucker. As members of the Committee, these persons may be deemed to share investment power with respect to the shares held by the ESOT. The total number of shares held by the ESOT is not included in the number of shares reflected in the table as being owned by these persons.

(3) 50,700 of these aggregate shares are held by First Interstate Bank of Texas, N.A., as trustee for M/A/R/C's pension plan, but are managed by Investment Advisers, Inc. Investment Advisers, Inc. both holds and manages the remaining 154,141 shares as trustee of M/A/R/C's 401(k) plan.

(4) Includes 52,032 shares owned by Mr. Phillips' spouse and 38,981 shares held in individual retirement accounts for the primary benefit of Mr. Phillips and his spouse. Does not include 155,370 shares subject to being acquired by Mr. Phillips under stock options exercisable within 60 days of the Record Date.

(5) Does not include 21,752 shares subject to being acquired by Mr. Taylor under stock options exercisable within 60 days of the Record Date.

(6) Does not include Ms. Munger's beneficial interest in 15,207 shares allocated to her accounts with the ESOT or 174,404 shares subject to being acquired by Ms. Munger under stock options and warrants exercisable within 60 days of the Record Date.

(7) Does not include Mr. Wolf's beneficial interest in 12,302 shares allocated to his accounts with the ESOT or 58,455 shares subject to being acquired by Mr. Wolf under stock options and warrants exercisable within 60 days of the Record Date.

(8) Does not include 6,000 shares subject to being acquired by Dr. Achenbaum under a nonstatutory stock option exercisable within 60 days of the Record Date.

(9) Does not include the beneficial interests of these persons in shares allocated to their accounts with the ESOT or shares subject to stock options or stock warrants exercisable within 60 days of the Record Date.

  *  Less than 1%.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

IDENTIFICATION OF DIRECTORS

     The names, ages, and related information of the nominees and all directors of the Corporation as of March 10, 1995, appear below.

                                    NOMINEES

                                                             PRESENT OFFICE(S)            DIRECTOR
                      NAME                     AGE        HELD IN THE CORPORATION          SINCE
    -----------------------------------------  ---   ----------------------------------   --------
    Cecil B. Phillips                          70    Director and Chairman                  1981
                                                     of the Board
    Rolan G. Tucker                            70    Director                               1983
    Jack D. Wolf                               41    Executive Vice President               --

     Mr. Cecil B. Phillips served as Director, Chairman of the Board, and Chief Executive Officer of M/A/R/C from May 1983 to August 1993 when he relinquished the title of Chief Executive Officer. As Chairman of the Board, he continues as an active M/A/R/C employee. Mr. Phillips also served as Chairman of the Board of Marketing And Research Counselors, Inc., M/A/R/C's former principal operating subsidiary, from May 1983 until its merger into M/A/R/C in December 1984; President and Chief Operating Officer of M/A/R/C from February 1982 to May 1983; and as President and Chief Executive Officer of Marketing And Research Counselors, Inc., from July 1965 to May 1983.

     Mr. Rolan G. Tucker, a certified public accountant, is active in numerous business and civic affairs. Until 1989, he served as Chairman of the Board of Metropolitan Savings and Loan Association, Dallas, Texas, for a period in excess of five years. From 1976 until 1986, he also was President and Chief Executive Officer of Metropolitan Savings. Mr. Tucker's affiliation with Metropolitan Savings ended in August of 1989 after Metropolitan was placed into receivership by the Office of Thrift Supervision. At the request of federal regulators, Mr. Tucker also served as Chairman of the Board of Horizon Federal Savings and Loan, New Orleans, Louisiana, from May 1987 until February 1989. Mr. Tucker was a member of the Dallas City Council from 1980 to 1983, and he served several terms as a member of the Board of Directors of the Federal Home Loan Bank of Dallas. Mr. Tucker's civic activities include service on the Advisory Board of the Salvation Army, as well as service on the Boards of Directors for the Dallas Rotary Foundation, and his church.

     Mr. Jack D. Wolf is President of M/A/R/C's Targetbase Marketing operating company, a position he assumed in 1990. Prior to that, Mr. Wolf had advanced through the ranks of M/A/R/C into progressively responsible positions. Starting as a data processing manager in 1976, Mr. Wolf was named manager of M/A/R/C's Greensboro, North Carolina office in 1978. He was elected Vice President of M/A/R/C in 1981; Senior Vice President in 1984; and Executive Vice President in 1986. Mr. Wolf is active in several marketing organizations, including service on the Advisory Council for the National Center for Database Marketing.

                      DIRECTORS WHOSE TERMS EXPIRE AT THE
               ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 1997

                                                             PRESENT OFFICE(S)            DIRECTOR
                      NAME                     AGE        HELD IN THE CORPORATION          SINCE
    -----------------------------------------  ---   ----------------------------------   --------
    Thomas J. Tierney                          63    Director                               1982
    Sharon M. Munger                           48    Director, Chief Executive Officer,     1983
                                                     and President

     Mr. Thomas J. Tierney has been Chairman of the Board of Corporate Communications Center, Inc. for more than the past five years. Mr. Tierney was Chairman of the Board of Southwest Newswire, Inc., a company engaged in news distribution, for more than five years prior to January 1988. For more than five years prior to December 1986, when he resigned these positions, Mr. Tierney was Vice President of Criterion Capital, a venture capital company, and Browning-Ferris Industries. Mr. Tierney has served as a member of the Board of Directors of Allwaste, Inc. (NASDAQ -- "ALWS"), Houston, Texas, since 1989, and of Comerica Texas since April 1991. Comerica Texas is a subsidiary of Comerica Corporation (NYSE -- "CMA").

     Ms. Sharon Munger assumed the duties of Chief Executive Officer of M/A/R/C in August 1993, in addition to her responsibilities as President. She had served as President and Chief Operating Officer since November 1986. From December 1984 through November 1986, Ms. Munger served as Executive Vice President of M/A/R/C and President and Chief Operating Officer of M/A/R/C's Marketing Services Group. Ms. Munger has served in various executive positions with M/A/R/C and its subsidiaries since January 1978.

                      DIRECTORS WHOSE TERMS EXPIRE AT THE
               ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 1996

                                                             PRESENT OFFICE(S)            DIRECTOR
                      NAME                     AGE        HELD IN THE CORPORATION          SINCE
    -----------------------------------------  ---   ----------------------------------   --------
    Elmer L. Taylor, Jr.                       68    Director, Vice Chairman of the         1981
                                                     Board
    Alvin A. Achenbaum                         69    Director                               1987

     Mr. Elmer L. Taylor, Jr., has been a consultant to M/A/R/C since his retirement from active employment with M/A/R/C in March 1988. He continues to serve as M/A/R/C's Vice Chairman of the Board, a position he has held since his election in December 1984. Mr. Taylor also served as Chairman of the Board of First National Bank at Kennedale, Kennedale, Texas, until it was placed into receivership in 1990. Mr. Taylor served as President of Marketing And Research Counselors, Inc., from May 1983 until its merger into M/A/R/C in December 1984 and as its Executive Vice President from 1968 to May 1983. Mr. Taylor was Chief Operating Officer of Marketing And Research Counselors, Inc., from January 1982 until the merger of Marketing And Research Counselors, Inc. into M/A/R/C in 1984.

     Dr. Alvin A. Achenbaum is President of Achenbaum Associates Incorporated. Prior to that, Dr. Achenbaum was Vice Chairman, Professional Services, of Backer Speilvogel Bates Worldwide from the Fall of 1989 until the end of 1992. Before joining Backer Speilvogel Bates Worldwide, Dr. Achenbaum was a founding principal of Canter, Achenbaum, Associates Inc., New York, New York, a marketing and management counseling firm established in 1974. Dr. Achenbaum has served in various executive capacities in the marketing, advertising, and marketing research industries since 1951.

FAMILY RELATIONSHIPS

     Ms. Corinne F. Maginnis serves as an Executive Vice President of M/A/R/C at an annual salary of $168,000. Ms. Maginnis is the sister of Director, President, and Chief Executive Officer, Sharon M. Munger.

     Ms. Cathy C. Phillips serves as M/A/R/C's Vice President of Corporate Services at an annual salary of $85,000. Ms. Phillips is the wife of Director and Chairman of the Board, Cecil B. Phillips.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The M/A/R/C Board of Directors held four (4) meetings during the fiscal year ended December 31, 1994, and took certain other action by unanimous consent. Every director attended all of the meetings of the Board of Directors and committees of the Board on which the director served that were held during the period the person was a director.

     The Board of Directors has established three standing committees: an Executive Committee, an Audit Committee, and a Compensation Committee.

     The Executive Committee consists of Cecil B. Phillips, Chairman, and Sharon
M. Munger. The Executive Committee may exercise all the authority of the Board of Directors in the management of M/A/R/C's business and affairs except as prohibited by law. The Executive Committee held no formal meetings during the fiscal year ended December 31, 1994.

     The members of the Audit Committee are Rolan G. Tucker, Chairman, Thomas J. Tierney, and Elmer L. Taylor, Jr. The Audit Committee is responsible for recommending to the Board an independent accounting firm and, on behalf of the Board of Directors, reviewing the audit performed by the firm's Board of Directors and the auditor's annual report to management. Additionally, the Audit Committee establishes M/A/R/C's investment policies and oversees its investment portfolio. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 1994.

     The Compensation Committee consists of Cecil B. Phillips, Chairman, Thomas
J. Tierney, Alvin A. Achenbaum, and Rolan G. Tucker. The Compensation Committee is responsible for reviewing and recommending the various compensation packages offered to M/A/R/C's key executives and administering M/A/R/C's employee benefit plans. The Compensation Committee also administers M/A/R/C's 1983 and 1991 stock option plans and the Key Executive Stock Plan. The Compensation Committee held three (3) meetings during the fiscal year ended December 31, 1994.

COMPENSATION OF DIRECTORS

     Each director who is not a M/A/R/C officer or employee is paid a director's fee of $12,000 per annum. In addition, each outside director receives $6,000 per year for each committee of the Board on which the director serves. Officers and employees of M/A/R/C who serve as directors serve without pay beyond their regular compensation. M/A/R/C reimburses all directors and officers for their travel and other necessary business expenses incurred in the performance of their services. Each director who is not an officer or an employee of M/A/R/C is entitled to certain benefits on retirement from M/A/R/C's Board of Directors. To be eligible for these benefits, an outside director must have completed five years of service on M/A/R/C's Board of Directors. Upon the director's retirement from the Board and for a period equal to the total number of years of the director's service on the Board, M/A/R/C will pay the director annual compensation equal to the average of the annual compensation paid to the director in the three (3) highest years of service prior to the director's retirement. These benefits are unfunded general obligations. M/A/R/C accrues a portion of the cost of these benefits annually. The aggregate amount expensed in 1994 was $155,000.

     M/A/R/C has a noncompetition agreement with Elmer L. Taylor, Jr., Vice Chairman of the Board of Directors, under which Mr. Taylor is obligated not to compete with M/A/R/C through December 31, 1997. Mr. Taylor is compensated at the rate of $60,000 per year, and M/A/R/C also provides other benefits including an automobile, health insurance coverage, life insurance coverage, and reimbursement of expenses incurred on M/A/R/C's behalf.

     M/A/R/C has an agreement with Achenbaum Associates Incorporated, a company wholly owned by Director Alvin A. Achenbaum, for consulting services. The agreement was amended in 1994 to provide that Dr. Achenbaum's company will be compensated on an hourly basis rather than on an annual fee basis. In addition, the agreement provides that M/A/R/C will reimburse expenses and will pay the furniture and equipment costs for Dr. Achenbaum's office. M/A/R/C paid Dr. Achenbaum's company $100,029 and incurred depreciation expenses of $19,555 under the agreement in 1994.

     See "EXECUTIVE COMPENSATION" and "CERTAIN TRANSACTIONS."

                             EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for reviewing and recommending the various compensation packages offered to M/A/R/C's key executives. The following report sets out the elements and describes the basis on which 1994 compensation determinations were made by the Committee with respect to M/A/R/C's executive officers.

                         COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

     The Committee follows a series of guidelines when making compensation decisions. The Committee believes that executive compensation programs for M/A/R/C should accomplish the following:

     - Attract, retain, and motivate highly talented individuals and offer competitive levels of annual compensation for their expertise, creativity, and leadership.

     - Provide annual incentive opportunities which focus the executive's efforts and attention on M/A/R/C's annual and long-term business objectives and strategies, and offer awards for meeting M/A/R/C's business goals.

     - Align the executive's long-term vision and thinking with that of M/A/R/C's owners by offering stock-based incentives which link the executive's remuneration to returns experienced by shareholders.

     In general, the Committee believes that it should set executive compensation levels in the 75th percentile or higher of M/A/R/C's peer group in order to attract and retain competent management. The Committee considers information gleaned from public filings by other reporting companies engaged in the marketing research industry, the compensation survey published each year by the Council of American Survey Research Organizations (the primary trade organization for the marketing research industry), and other available industry information. The Committee believes that none of the companies it considered are the companies that form either the S & P 500 composite or the DJ Other Industrial Services composite as shown in the Comparison of Cumulative Shareholder Return Chart at page 15.

COMPENSATION PROGRAMS AND POLICIES

     To meet M/A/R/C's objectives, the Committee administers three components of the executive compensation program:

     - Base Salary

     - Annual Incentive Awards

     - Stock Ownership Programs

     The Committee reviews these programs annually to ensure that they meet M/A/R/C's compensation goals and specifications. The various elements of the compensation program for executive officers are further discussed below:

BASE SALARY

     The Committee believes that in order to retain top talent, it is crucial that M/A/R/C offer competitive levels of base salary to its executives. The Committee sets salary levels by evaluating the performance of the executive and by referencing M/A/R/C's competitive labor market. For the most part, the Committee considers the competitive labor market to be other firms in the marketing research industry and certain business services companies. The Committee reviews base salaries annually for competitiveness and makes adjustments as it feels necessary.

     In addition to using market data to set executive salaries, the Committee also takes into consideration each executive's overall experience, expertise, tenure with M/A/R/C, and length of service in the executive's current position when setting appropriate salary levels. The Committee feels that this policy provides stability and offers compensation that is commensurate with each executive's relative position and contribution to M/A/R/C.

ANNUAL INCENTIVE COMPENSATION

     A professional services business is uniquely dependent upon the expertise and motivation of its employees for success. The Committee strongly believes in providing performance incentives that promote the achievement of shared and individual performance goals. Such incentives allow employees to share in the rewards of their collective and individual performance for the Company. The Committee generally relies on the Chief Executive Officer's recommendations when making awards to those who report to the Chief Executive Officer. Awards will vary depending upon individual performance and M/A/R/C's overall performance.

     The Committee sets aside a bonus pool each year equal to 18.5% of M/A/R/C's income before taxes after giving effect to the bonus pool calculation. If the income before taxes, adjusted for the bonus pool calculation, exceeds the Committee's predetermined profit objective for the year by at least 17%, the bonus pool expands to 23.125% of M/A/R/C's income before taxes as adjusted to take the bonus pool calculation into account. The predetermined profit objective for 1994 set by the Committee was $3.6 million. This incentive program delivers annual cash awards from the bonus pool to participants based on their individual contributions to M/A/R/C and their operating unit. In past years this bonus generally ranged from 10% to 30% of base salary. Beginning with the 1993 bonus pool, the Committee decided to contribute funds available from the bonus pool to M/A/R/C's employee stock ownership plan (the "ESOP") sufficient to fund the annual installment due to M/A/R/C to repay a $2.5 million borrowing by the ESOP for the purpose of acquiring M/A/R/C's common stock. (See the discussion of the ESOP at page 15.) Any balance in the bonus pool remaining after the ESOP contribution is available for cash awards.

     In 1994, the Committee decided to emphasize M/A/R/C's sales functions by devoting the entire bonus pool available for cash incentives to reward those persons who achieved predetermined sales objectives. Since M/A/R/C exceeded its overall performance goal in 1994, the bonus pool expanded from 18.5% of income before taxes to 23.125%, making $752,200 available for cash awards after the ESOP contribution. This money was divided 60% to the sales group and 40% to the group known as "senior partners" -- those having major sales and marketing responsibilities. The 31 persons qualifying for the sales group portion of the bonus pool were awarded bonuses proportionate to their adjusted sales. Eleven "senior partners" received the balance of the bonus pool based upon their respective impact on M/A/R/C's core accounts, leadership in acquiring new accounts, and contribution to the definition and implementation of M/A/R/C's sales strategies.

STOCK OWNERSHIP PROGRAMS

     The Committee believes that if key executives are given opportunities to own significant levels of M/A/R/C's stock, they will have strong incentives to enhance the value of M/A/R/C. The Committee feels that the best interests of the shareholders are served when there is a link between the executives' compensation and the returns the shareholders receive from ownership. Thus, M/A/R/C administers several stock-based programs which deliver stock incentives to executives and allow the executives the opportunity to increase their personal holdings in M/A/R/C. Each stock-based incentive plan is discussed in greater detail below:

     - The 1991 Nonstatutory Executive Stock Plan allows for the issuance of stock options. Under this plan, the stock-based instrument will appreciate in value if and only if M/A/R/C's stock appreciates in value from the time of grant. In this manner, shareholders are assured that participants will be motivated to act in a manner that benefits shareholders.

     - The Key Executive Stock Plan gives key executives selected by the Board of Directors the opportunity to purchase warrants to acquire M/A/R/C common stock and to acquire restricted stock to be held in tandem with the warrants. The warrants are sold to the executive at fair market value. M/A/R/C may guarantee a loan to the executive to purchase these warrants which the executive is primarily liable to repay. The restricted stock issued to the executive in tandem with the warrants must be forfeited upon any of several events, including the exercise of the corresponding warrant. In conjunction with this plan, a bonus fund consisting of 25% of each annual increase in M/A/R/C's income before taxes achieved after the base year 1990 is set aside for these key executives to assist in their purchase of warrants and options. No allocations of earnings are made from this fund as a result of regaining previous levels of profitability. The Committee feels that this plan enables executives to increase their proprietary interest in M/A/R/C and further serves the shareholders' interests.

DISCUSSION OF THE 1994 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     Sharon M. Munger was appointed Chief Executive Officer in August 1993, in addition to her responsibilities as President, with no increase in salary. In 1994, the Committee continued Ms. Munger's salary at the previous year's level of $275,000 at her request. Rather than accept an increase in salary, Ms. Munger requested that the Committee tie part of her compensation to increases in the value of the shareholders' equity. Ms. Munger disqualified herself from eligibility for participation in the cash bonus pool and instead opted to accept a warrant for the purchase of M/A/R/C stock. The Committee awarded a warrant entitling Ms. Munger to purchase 50,000 shares of M/A/R/C common stock at $10.75 per share (the market price on the date of grant). In this way, a substantial portion of the Chief Executive Officer's compensation was tied to increases in shareholder values during her tenure.

CONCLUSION

     The Committee believes that M/A/R/C's compensation programs are reasonable and competitive and offer opportunities for executives to be rewarded for enhancing results. The stock-based incentive programs continue to provide the necessary link between executive performance and shareholder returns.

                           Cecil B. Phillips, Chair,
                            and Alvin A. Achenbaum,
                             Thomas J. Tierney, and
                           Rolan G. Tucker, members.

                            As of December 31, 1994.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of nonemployee directors, except for Cecil B. Phillips, the Chairman of the Committee. Mr. Phillips' base salary is $200,000 per year. In addition, Mr. Phillips received the first annual installment in 1994 under his supplemental executive retirement plan, as discussed at page 19. In addition, an interest-bearing loan made to Mr. Phillips in a prior year had a balance of $175,000 at December 31, 1994. M/A/R/C also made advances to Mr. Phillips in 1994 aggregating $200,000. The highest aggregate principal amount of Mr. Phillips' indebtedness in 1994 was $375,000. Since December 31, 1994, M/A/R/C made further advances to Mr. Phillips totaling $60,000. Subsequently, Mr. Phillips repaid the entire $260,000 in advances he received in 1994 and 1995. The Corporation also guarantees up to $500,000 of a bank loan to Mr. Phillips.

     As discussed at page 8 under the caption "Compensation of Directors," Dr. Alvin A. Achenbaum is the sole owner of Achenbaum Associates Incorporated, which has a consulting agreement with M/A/R/C. M/A/R/C paid fees and expenses to or for the benefit of Achenbaum Associates Incorporated in 1994 totaling $119,584. The agreement is subject to M/A/R/C's review and cancellation at the end of any quarter.

SUMMARY TABLE OF EXECUTIVE COMPENSATION

     The following table provides summary information concerning compensation of M/A/R/C's Chief Executive Officer and each of the four other most highly compensated executive officers for the periods indicated:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                                          ------------------------
                                ANNUAL COMPENSATION                         AWARDS       PAYOUTS
                          --------------------------------   RESTRICTED   ----------   -----------
                                              OTHER ANNUAL     STOCK       OPTIONS/     LONG-TERM     ALL OTHER
     NAME AND             SALARY     BONUS    COMPENSATION   AWARDS(S)       SARS       INCENTIVE    COMPENSATION
PRINCIPAL POSITION YEAR     ($)       ($)        ($)(1)         ($)          (#)       PAYOUTS ($)      ($)(2)
- ------------------ -----  -------   -------   ------------   ----------   ----------   -----------   ------------
Cecil B. Phillips  1994   200,000         0      400,000          0           0             0            0
Director and       1993   400,000         0            0          0           0             0            0
Chairman of the    1992   400,000         0            0          0        120,000          0            0
Board

Sharon M. Munger   1994   275,000         0            0          0         50,000          0          1,507
Director, Chief    1993   275,000         0            0          0           0             0          2,152
Executive Officer, 1992   275,000         0            0          0           0             0            0
and President

Peter B. Bogda     1994   188,000    13,000            0          0           0             0          1,507
Executive Vice     1993   196,000         0            0          0           0             0          1,944
President          1992   196,000    17,000            0          0           0             0            0

Jack D. Wolf       1994   180,000    30,000            0          0           0             0          1,507
Executive Vice     1993   180,000         0            0          0           0             0          1,640
President          1992   180,000         0            0          0           0             0            0

Michael P.
  Redington        1994   160,000    30,000            0          0           0             0          1,507
Executive Vice     1993   143,750         0            0          0         17,000          0          2,135
President          1992   125,000     6,100            0          0           0             0            0

- ---------------

(1) Payments under M/A/R/C's supplemental executive retirement plan.

(2) All amounts in this column represent allocations made under M/A/R/C's employee stock ownership plan.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets out information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUE

                                                                                             VALUE OF
                                                                         NUMBER OF          UNEXERCISED
                                                                        UNEXERCISED        IN-THE-MONEY
                                                                      OPTIONS/SARS AT     OPTIONS/SARS AT
                                                                          FY-END              FY-END
                                                                      ---------------     ---------------
                            SHARES ACQUIRED                            EXERCISABLE/        EXERCISABLE/
             NAME             ON EXERCISE       VALUE REALIZED($)      UNEXERCISABLE       UNEXERCISABLE
    ----------------------  ---------------     -----------------     ---------------     ---------------
    C. Phillips                    0                    0                 155,368            $ 424,477
                                                                           0                   0
    S. Munger                      0                    0                  37,524            $ 212,383
                                                                            8,880               51,593
    P. Bogda                       0                    0                  15,821            $ 104,758
                                                                            3,000               17,430
    J. Wolf                        0                    0                  11,688            $  67,907
                                                                            2,922               16,977
    M. Redington                   0                    0                  17,632            $  96,288
                                                                            6,958               34,272

COMPARISON OF CUMULATIVE SHAREHOLDER RETURN

     The following graph provides a comparison with the stated indices of the yearly percentage change in M/A/R/C's cumulative total shareholder return on its common stock for a five-year period, as required by the Rules of the U.S. Securities and Exchange Commission:

            COMPARISON OF CUMULATIVE SHAREHOLDER RETURN 1989 - 1994

      MEASUREMENT PERIOD                            S&P 500
    (FISCAL YEAR COVERED)         M/A/R/C INC        INDEX         PEER GROUP
    ---------------------         -----------       --------       ----------
          1989                       100.00          100.00          100.00
          1990                        75.51           96.89           93.38
          1991                        98.98          126.42          118.54
          1992                        75.92          136.05          134.94
          1993                        78.37          149.76          146.09
          1994                       124.90          151.74          143.52

                      Data Source: S&P Compustat Services

                         COMPENSATION PURSUANT TO PLANS

ESOP AND 401(K) PLAN

     Substantially all salaried employees, including officers, are eligible to participate in M/A/R/C's Employee Stock Ownership Plan and its related Section 401(k) Plan (the "ESOP and 401(k) Plan"). There were 543 employees participating in the ESOP and 401(k) Plan at December 31, 1994. The ESOP and 401(k) Plan may purchase shares of common stock for the benefit of participating employees. The ESOP and 401(k) Plan may be amended by the Board of Directors at any time. Any amendment could have the effect of increasing the cost of the ESOP and 401(k) Plan to M/A/R/C. No amendment, however, may divert any part of the trust fund for the ESOP and 401(k) Plan to purposes other than the exclusive benefit of participants in the ESOP and 401(k) Plan and their beneficiaries.

     Participating employees may contribute up to the lesser of 10% of their salary or $8,475 (or, if greater, the maximum amount permitted under the applicable Internal Revenue Service regulations) to the ESOP and 401(k) Plan through payroll deductions. M/A/R/C's matching contributions, if any, are determined by the Compensation Committee of the Board of Directors based on M/A/R/C's performance at the close of the fiscal year.

     The ESOP and 401(k) Plan also affords additional investment options, including an equity fund, a fixed income fund, and a bond fund in addition to a M/A/R/C stock fund.

     When a participant in the ESOP and 401(k) Plan terminates employment, he may have a vested benefit in the amounts allocated to his account. Vesting occurs at the rate of 20% per year of employment after an initial vesting of 20% at the end of the second year.

     On January 18, 1993, the Board of Directors authorized the Corporation to loan $2.5 million to the Employee Stock Ownership Plan for the purpose of acquiring M/A/R/C common stock in the open market or in negotiated transactions. The loan is repayable over a 15-year period with interest at 7.04% per annum. As of the Record Date, 305,518 shares of M/A/R/C common stock had been acquired in open market transactions at an aggregate cost of $2,446,000, or an average of $8.01 per share. M/A/R/C made a contribution of $259,000 to the ESOP for the fiscal year ended December 31, 1994. This contribution provided the funds the ESOP needed to pay the 1994 installment due to M/A/R/C on the loan.

PENSION PLAN

     Substantially all M/A/R/C employees, including officers, are also eligible for participation in M/A/R/C's pension plan (the "Pension Plan"). There were 822 persons participating in the Pension Plan as of January 1, 1994. The Pension Plan provides that it may be amended by the Board of Directors at any time. Any amendment could have the effect of increasing the cost of the Pension Plan to M/A/R/C. No amendment, however, may divert any part of the trust fund for the Pension Plan to purposes other than the exclusive benefit of participants in the Pension Plan and their beneficiaries.

     The cash compensation table does not include the accrual of contributions to the Pension Plan for the account of specified persons, since the Pension Plan is a defined benefit plan, and the accrual in respect of a specified person is not separately or individually calculated by the actuaries for the Pension Plan.

     The Pension Plan provides, in general, for monthly payments to, or on behalf of, each covered employee upon the employee's retirement at his or her social security retirement age, disability, or death, based upon years of service, and the highest average monthly rate of compensation for the five highest consecutive years preceding retirement. The compensation covered by the Pension Plan includes all amounts paid to participants for performance of personal services that are required to be reported as wages for federal income tax purposes.
Average monthly rate of compensation ("Average Monthly Compensation") is determined by averaging pay in the five consecutive years of employment that produce the highest average.

     The Pension Plan provides a lifetime monthly pension commencing at the participant's social security retirement age which is equal to:

          (a) 1.5% of Average Monthly Compensation, multiplied by the number of years of benefit service, less

          (b) 1.25% of the primary social security benefit payable to the participant upon retirement, multiplied by the number of years of benefit service (limited to a maximum of 35 years).

     No participant receives a benefit less than $12.00 per month per year of benefit service.

     The amount of pension actually accrued under the pension formula is payable as a life annuity. If the participant is married, the benefit is payable in the form of an actuarially reduced benefit with 50% of the benefit then payable to the surviving spouse upon the death of the retired participant.

     The following table shows the estimated annual benefits payable at age 65 to persons in specified compensation and benefit service categories (assuming the participant reaches normal retirement during 1994):

                                                  ESTIMATED ANNUAL PENSION BENEFITS UPON
                   HIGHEST                     RETIREMENT WITH INDICATED YEARS OF CREDITED
                 CONSECUTIVE                                     SERVICE
              FIVE-YEAR AVERAGE             --------------------------------------------------
                    SALARY                    15        20         25         30         35
    --------------------------------------  -------   -------   --------   --------   --------
       $ 40,000...........................  $ 6,536   $ 8,715   $ 10,894   $ 13,073   $ 15,251
         90,000...........................   17,636    23,514     29,393     35,271     41,150
        120,000...........................   24,386    32,514     40,643     48,771     56,900
        160,000...........................   33,386    44,514     55,643     66,771     77,900
        200,000...........................   42,386    56,514     70,643     84,771     98,900
        240,000...........................   51,386    68,514     85,643    102,771    119,900
        280,000...........................   60,386    80,514    100,643    120,771    140,900
        320,000...........................   69,386    92,514    115,643    138,771    161,900

     In no event may the estimated benefit exceed the maximum benefit limitation under Section 415 of the Internal Revenue Code. The maximum benefit allowable under Section 415 during 1994 amounts to $118,800 unless, prior to January 1, 1983, a higher benefit had been accrued under prior law. In that case, the maximum benefit limitation will be the actual benefit accrued subject to a maximum of $136,425. For 1994, earnings in excess of $150,000 were not considered in determining plan benefits. Benefits accrued to December 31, 1988, are protected.

     The credited years of service under the Pension Plan and the current yearly compensation covered by the Pension Plan for M/A/R/C's five most highly compensated executive officers whose compensation during the fiscal year ended December 31, 1994, exceeded $66,000, and who are eligible to participate in the Pension Plan, are as follows:

                                                                                          CURRENT
                                                                                        COMPENSATION
                                                                       CREDITED YEARS    COVERED BY
                         NAME OF INDIVIDUAL                              OF SERVICE         PLAN
- ---------------------------------------------------------------------  --------------   ------------
Sharon M. Munger.....................................................        22           $150,000
Peter B. Bogda.......................................................        22           $150,000
Jack D. Wolf.........................................................        19           $150,000
Corinne F. Maginnis..................................................        17           $150,000
Michael P. Redington.................................................        10           $150,000

1983 STOCK OPTION PLAN

     M/A/R/C's 1983 Stock Option Plan (the "1983 Plan") was adopted by the Board of Directors on March 10, 1983, approved by M/A/R/C's shareholders on July 28, 1983, and amended by the shareholders on July 17, 1986. The 1983 Plan expired by its terms on March 10, 1993, so no longer can options on shares of common stock be granted under this plan. As of December 31, 1994, options to acquire 382,526 shares were outstanding, and 282,032 of these were exercisable. No options have been issued in tandem with SARs as permitted by the 1983 Plan. The 1983 Plan was designed to serve as an incentive for attracting and retaining qualified and competent employees.

     The Compensation Committee of the Board of Directors administers and interprets the 1983 Plan.

     Each option is exercisable after the period or periods specified in the option agreement, but no option is exercisable after the expiration of ten years from the date of grant.

     None of M/A/R/C's five most highly compensated executive officers were granted, or exercised, any stock options under the 1983 Plan during the fiscal year ended December 31, 1994.

KEY EXECUTIVE STOCK PLAN

     M/A/R/C implemented a Key Executive Stock Plan (the "KESP") in the latter part of 1990. Under the KESP, key executives are given the opportunity to purchase warrants to acquire M/A/R/C common shares. The price of the warrants is determined as the fair market value of the warrants as of the date that the warrants are issued, using the Black-Scholes Options Pricing Model. These warrants are not exercisable within the first two years following the purchase, but may be exercised at any time during the following five years. The exercise price is determined as the average daily price of M/A/R/C stock as quoted by NASDAQ in the month preceding the issuance of the warrant. The warrants are restricted securities. The total number of warrants outstanding at December 31, 1994 under the KESP was 180,045.

     The Board of Directors amended the KESP in January 1993 to authorize the issuance of one share of common stock to be held in tandem with each warrant. The shares are nontransferable and must be forfeited if the executive leaves M/A/R/C's employment or if the corresponding warrant is exercised or sold. At March 10, 1995, a total of 180,045 shares of restricted stock had been issued and were outstanding under the KESP.

     Two key executives sold an aggregate of 85,152 warrants issued under the KESP during the year ended December 31, 1994. These executives returned to M/A/R/C the restricted shares issued in tandem with the warrants.

     In conjunction with the adoption of the KESP, M/A/R/C also adopted a bonus plan for key executives that provides for the establishment of a bonus fund consisting of 25% of each annual increase in income before taxes achieved after the base year of the plan, calendar year 1990. Currently, M/A/R/C's income before taxes must exceed $5,174,500 in order for funds to accrue to the fund in any year. This fund is to be allocated by the Compensation Committee, and bonuses are to be used by the participants to assist them in exercising their warrants under the KESP and their options under the 1983 Stock Option Plan. No allocations of earnings are to be made to the fund as a result of regaining previous levels of profitability. The bonus program is to continue until the participants exercise or surrender their warrants and options, or the warrants and options expire. No bonuses were awarded under this plan in 1994.

NONSTATUTORY EXECUTIVE STOCK PLAN

     In 1991 the Board of Directors adopted a Nonstatutory Executive Stock Plan (the "NESP"), reserving 240,000 shares of M/A/R/C's common stock for issuance upon the exercise of options granted under the NESP. In September 1994, the NESP was amended to reserve an additional 300,000 shares for issuance. During 1994, options to purchase an aggregate of 249,550 shares of common stock were granted at an average exercise price of $9.39 per share. No options were cancelled or exercised. At December 31, 1994: options on 369,550 shares of common stock were outstanding under the NESP at an average price of $9.52 per share; there were 170,450 shares still available for grant; and options on 123,000 shares were exercisable. The NESP is designed to attract, motivate, and retain highly competent management level employees.

     The Compensation Committee of the Board of Directors administers and interprets the NESP. The NESP provides for the granting of nonstatutory stock options on terms and at prices determined by the

Committee; but the exercise price of incentive stock options must not be less than the greater of (i) the book value or (ii) the par value of the common stock on the date of grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercised after the expiration of ten years from the date of grant. The options and the shares issued under the NESP are restricted securities.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     M/A/R/C maintains supplemental executive retirement plans ("SERPs") for four key employees. Two of these employees are vested in their benefits. One of the beneficiaries is Cecil B. Phillips, one of M/A/R/C's five most highly compensated executive officers. Mr. Phillips received $400,000 in 1994 and will receive $200,000 in 1995 and in each of the nine years following. The SERPs are unfunded general obligations for which M/A/R/C reserves each year. Subject to certain conditions, each of the SERPs vests after the covered employee reaches his or her retirement age under the Pension Plan. M/A/R/C has reserved an aggregate of $1,631,000 to cover these SERPs.

     If any key employee covered by a SERP dies or becomes disabled prior to the expiration of benefits, the benefits will be paid to the disabled employee or to a beneficiary named by the employee.

                              CERTAIN TRANSACTIONS

     M/A/R/C made advances to Cecil B. Phillips and guaranteed a loan as discussed at page 12 under the caption "Compensation Committee Interlocks and Insider Participation."

     M/A/R/C has an agreement with Elmer L. Taylor, Jr., Director and Vice Chairman of M/A/R/C's Board of Directors, under which Mr. Taylor is obligated not to compete with M/A/R/C, as discussed at page 9 under the caption "Compensation of Directors." The balance of Mr. Taylor's interest-bearing loans from M/A/R/C in prior years was $57,500 in principal at December 31, 1994. The highest aggregate principal amount of Mr. Taylor's indebtedness to M/A/R/C during the fiscal year ended December 31, 1994, was $57,500. Mr. Taylor's indebtedness bears interest at a floating rate equal to the prime rate.

     In January 1993, M/A/R/C entered into a consulting agreement with Achenbaum Associates Incorporated, a company wholly owned by Director Alvin A. Achenbaum, as discussed at page 9 under the caption "Compensation of Directors" and at page 12 under the caption "Compensation Interlocks and Insider Participation."

     SEE "INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD" and "EXECUTIVE COMPENSATION."

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Coopers & Lybrand, L.L.P. served as the Corporation's independent auditors during fiscal 1994 and will continue as the Corporation's independent auditors during fiscal 1995. Representatives of Coopers & Lybrand, L.L.P. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in M/A/R/C's proxy statement and for consideration at its Annual Meeting of Shareholders by submitting their proposals in a timely manner. In order to be included for the Annual Meeting of Shareholders to be held in 1996, shareholder proposals must be received by M/A/R/C no later than December 29, 1995, and must otherwise comply with the requirements of Rule 14a-8.

                                            By Order of the Board of Directors

                                                   /s/ HAROLD R. CURTIS
                                                       Harold R. Curtis
                                                          Secretary

March 20, 1995
Irving, Texas

                                  THE M/A/R/C GROUP
                              7850 NORTH BELT LINE ROAD
                                 IRVING, TEXAS 75063

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

            The undersigned (1) acknowledges receipt of the Notice, dated March 20, 1995, of the Annual Meeting of Shareholders of The M/A/R/C Group (the "Company") to be held at the principal offices of the Company, 7850 North Belt Line Road, Irving, Texas 75063, April 20, 1995, at 10:00 a.m., Dallas Time, and the Proxy Statement attached to the Notice; and (2) appoints Cecil B. Phillips and Harold R. Curtis, and each of them, as Proxies, each with power to appoint his substitute, to represent and vote, as designated below, all the shares of Common Stock, par value $1.00 per share, of the Company held of record by the undersigned on March 10, 1995 (the "Record Date"), or with respect to which the undersigned is entitled to vote and act, at the meeting and any adjournment(s) thereof.

               1. ELECTION OF DIRECTORS:            / /  FOR all nominees listed below   / /  WITHHOLD AUTHORITY
                                                                                            to vote for all nominees listed below

                                      NOMINEES

                 Cecil B. Phillips, Rolan G. Tucker and Jack D. Wolf

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

        ---------------------------------------------------------------------

        The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the Proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                 (Continued, and to be signed, on the reverse side)

        THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE PERSONS LISTED ABOVE AND IN THE PROXY STATEMENT.

        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.
                                                    Dated:             , 1995

                                                    -------------------------
                                                          SIGNATURE(S)
                                                    Dated:             , 1995

                                                    -------------------------
                                                          SIGNATURE(S)

                                                    Please execute this Proxy
                                                    as your name appears
                                                    herein. When shares are
                                                    held by joint tenants,
                                                    both should sign. When
                                                    signing as attorney,
                                                    executor, administrator,
                                                    trustee, or guardian,
                                                    please give full title as
                                                    such. If a corporation,
                                                    please sign in full
                                                    corporate name by the
                                                    president or other
                                                    authorized officer. If a
                                                    partnership, please sign
                                                    in partnership name by
                                                    authorized person. If
                                                    shares are held jointly,
                                                    each shareholder named
                                                    should sign.

                                     ESOP BALLOT
                 CONFIDENTIAL VOTING INSTRUCTIONS FOR ANNUAL MEETING
           OF SHAREHOLDERS OF THE M/A/R/C GROUP TO BE HELD APRIL 20, 1995

            The undersigned participant in the M/A/R/C Inc. Employee Stock Ownership Plan (the "Plan") acknowledges receipt of (1) the Notice of Annual Meeting of Shareholders of The M/A/R/C Group (the "Company") to be held at the principal offices of the Company, 7850 North Belt Line Road, Irving, Texas, April 20, 1995, at 10:00 a.m., Dallas time, and (2) the accompanying Proxy Statement. The undersigned directs Investment Advisers, Inc., Trustee, to vote (or cause to be voted) all shares of the Company's Common Stock allocated to the undersigned's account under the Plan and standing in the Trustee's name on March 10, 1995, as follows:

               1. ELECTION OF DIRECTORS:            / /  FOR all nominees listed below   / /  WITHHOLD AUTHORITY
                                                       (except as marked to the contrary    to vote for all nominees listed below
                                                    below)

                                      NOMINEES

                 Cecil B. Phillips, Rolan G. Tucker and Jack D. Wolf

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

        ---------------------------------------------------------------------

        2.IN THE DISCRETION OF THE TRUSTEE OR ITS PROXIES ON ANY OTHER MATTER
          THAT MAY PROPERLY COME BEFORE THE MEETING.    / / FOR    / / AGAINST

                 (Continued, and to be signed, on the reverse side)

        THESE CONFIDENTIAL VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
                                                    Dated:             , 1995

                                                    -------------------------
                                                    Name (Please Print)

                                                    -------------------------
                                                    Signature of Participant

                                                    Please sign your name as
                                                    your account is
                                                    maintained under the Plan
                                                    and return promptly in
                                                    the envelope provided.